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                                                                    Exhibit 23.0


                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-31015) and Form S-8 (No. 333-79881) of BJ's Wholesale Club, Inc. of our report dated February 28, 2000 relating to the financial statements, which appear in this Form 10-K.



/S/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 14, 2000